     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 11, 1997


                                                      REGISTRATION NO. 333-19935
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                AMENDMENT NO. 4

                                       TO
                                    FORM S-4
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------

                     SANCTUARY WOODS MULTIMEDIA CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

            BRITISH COLUMBIA                                 7372                                    75-2444109
     (STATE OR OTHER JURISDICTION OF             (PRIMARY STANDARD INDUSTRIAL                       (IRS EMPLOYER
     INCORPORATION OR ORGANIZATION)               CLASSIFICATION CODE NUMBER)                  IDENTIFICATION NUMBER)

      1825 SOUTH GRANT STREET, SAN MATEO, CALIFORNIA 94402, (415) 286-6000 (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                              CHARLOTTE J. WALKER
                     PRESIDENT, CHIEF EXECUTIVE OFFICER AND
                             CHAIRMAN OF THE BOARD
      1825 SOUTH GRANT STREET, SAN MATEO, CALIFORNIA 94402, (415) 286-6000
 (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)

                                   COPIES TO:
                               JUDITH M. O'BRIEN
                               BRUCE M. MCNAMARA
                              ALISANDE M. ROZYNKO
                        WILSON SONSINI GOODRICH & ROSATI
                            PROFESSIONAL CORPORATION
        650 PAGE MILL ROAD, PALO ALTO, CALIFORNIA 94304, (415) 493-9300

     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after this Registration Statement becomes effective.
     If any of the securities being registered on this Form are to be offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. [ ]
------------

                        CALCULATION OF REGISTRATION FEE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                 AMOUNT        PROPOSED MAXIMUM   PROPOSED MAXIMUM
          TITLE OF EACH CLASS OF                  TO BE         OFFERING PRICE   AGGREGATE OFFERING      AMOUNT OF
        SECURITIES TO BE REGISTERED            REGISTERED          PER SHARE            PRICE        REGISTRATION FEE
-----------------------------------------------------------------------------------------------------------------------
Common Stock, $.001 par value(1)...........    90,665,661(1)         $.17          $15,413,162(2)        $4,623.95
-----------------------------------------------------------------------------------------------------------------------
Series A Preferred Stock, $.001 par
  value....................................       100,000           $53.02           $5,302,000        $1,590.60(6)
-----------------------------------------------------------------------------------------------------------------------
Common Stock issuable on conversion of
  Series A Preferred Stock, $.001 par
  value....................................     44,183,333            $--                --              --(3)(6)
-----------------------------------------------------------------------------------------------------------------------
Warrants to Purchase Common Stock..........     15,250,416           $.19            $2,897,579        $869.27(4)(6)
-----------------------------------------------------------------------------------------------------------------------
Common Stock issuable on exercise of
  Warrants to Purchase Common Stock........     15,250,416            --                 --                --(6)
-----------------------------------------------------------------------------------------------------------------------
Total Registration Fee.....................                                                            $7,083.82(5)
=======================================================================================================================


(1) Includes 23,431,637 outstanding as of the Record Date and up to 67,234,024 shares issuable in connection with the Common Stock Rights Offering on Registration Statement 333-19933 filed with the Securities and Exchange Commission on January 17, 1997, as amended on February 28, 1997 and March 6, 1997.

(2) Registration fee is based on the average of the bid and ask prices reported by the Nasdaq Bulletin Board on February 26, 1997 prior to the filing hereof pursuant to Rule 457(c).
(3) Registration fee is calculated on the basis of the proposed offering price of the Series A Preferred Stock pursuant to Rule 457(i).

(4) Registration fee is calculated on the basis of the weighted average exercise price of the Common Stock Warrants pursuant to Rule 457(i). Includes Warrants to purchase 5,751,000 outstanding as of the Record Date and Warrants to purchase 9,499,416 shares of Common Stock issuable to holders of 8% Convertible Debentures.

(5) previously paid.

(6) The Series A Preferred Stock, Common Stock Warrants and Common Stock issuable on conversion of the Series A Preferred and exercise of the Common Stock Warrants are not being registered as part of the Domestication. Rather, this Registration Statement is being used to register the resale of the Common Stock issuable on conversion of the Series A Preferred and exercise of the Common Stock Warrants and a post-effective amendment to this Registration Statement on Form S-4 containing a prospectus to be used for such resales will be filed after the Domestication is effective.

                            ------------------------
     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH THE PROVISIONS OF
SECTION 8(A) OF THE SECURITIES ACT OF 1933, AS AMENDED, OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.
================================================================================

                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 20.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

     (a) The Company Act of the Province of British Columbia, Canada (the "B.C. Act"), provides that a corporation may, with the approval of the court, indemnify a director or former director of a corporation against all costs, charges and expenses in any action to which he or she is made a party by reason of being or having been a director. The B.C. Act contains numerous provisions which attach liability to directors for breaching the B.C. Act's requirements or the directors' fiduciary responsibilities to the Company.

     The Articles of the Company provide that:

          (i) the Company shall indemnify any person and the personal representative of any deceased person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or proceeding, whether or not brought by the Company, or by a person, or by a corporation or other legal entity or enterprise, or by the Crown or any governmental body, as hereinafter mentioned and whether civil, criminal or administrative, by reason of the fact that he is or was a director, officer, employee or agent of the Company or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, a partnership, joint venture, trust or other enterprise, against all costs, charges and expenses, including legal fees and any amount paid to settle the action or proceeding or satisfy a judgment, if he acted honestly and in good faith with a view to the best interests of the corporation or other legal entity or enterprise as aforesaid of which he is or was a director, officer, employee or agent, as the case may be, and exercised the care, diligence and skill of a reasonably prudent person, and with respect to any criminal or administrative action or proceeding, he had reasonable grounds for believing that his conduct was lawful; provided that the Company shall not be bound to indemnify any such person, other than a director, officer or an employee of the Company (who shall be deemed to have notice of this Article and to have contracted with the Company in the terms hereof solely by virtue of his acceptance of such office or employment) if in acting as agent for the Company or as a director, officer, employee or agent of another corporation or other legal entity or enterprise as aforesaid, he does so by written request of the Company containing an express reference to this Article; and provided further that no indemnification of a director or former director of the Company, or director or former director of a corporation in which the Company is or was a shareholder, shall be made except to the extent approved by the Court pursuant to the Company Act or any other statute.

          (ii) the Company shall indemnify any person other than a director in respect of any loss, damage, costs or expenses whatsoever incurred by him while acting as an officer, employee or agent for the Company unless such loss, damage, costs or expenses shall arise out of failure to comply with instructions, willful act or default or fraud by such person in any of which events the Company shall indemnify such person only if the directors, in their absolute discretion so decide or the Company by ordinary resolution shall so direct.

     (b) The Company's Delaware Certificate of Incorporation provides that:

     The corporation shall, to the fullest extent permitted by the provisions of
Section 145 of the Delaware General Corporation Law ("Delaware GCL"), as the same may be amended and supplemented, indemnify any and all persons whom it shall have power to indemnify under said section from and against any and all of the expenses, liabilities, or other matters referred to in or covered by said section, and the indemnification provided for herein shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any Bylaw, agreement, vote of shareholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee, or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

     The Company may obtain insurance for the protection of its directors and officers against any liability asserted against them in their official capacities. The rights of indemnification described above are not exclusive of any other rights of indemnification to which the persons indemnified may be entitled under any bylaw, agreement, vote of shareholders or directors or otherwise.

     In addition to the foregoing indemnification rights, the Company's Delaware Certificate of Incorporation eliminates liability of each director to the Company and its shareholders for monetary damages to the fullest extent permitted under the Delaware GCL.

     (c) Insofar as indemnification of the Company for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Company, pursuant to the foregoing provisions or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of their respective counsel the matter has been settled by a controlling precedent and subject to possible conflict of laws questions involving Canadian corporation law, submit to a court of appropriate jurisdiction the question whether such indemnification by them is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 21.  EXHIBITS AND FINANCIAL STATEMENT SCHEDULES.

     (a) The following exhibits are filed with or incorporated by reference in this Registration Statement.

EXHIBIT
NUMBER                                       DESCRIPTION
------   ------------------------------------------------------------------------------------
  3.1    Memorandum and Articles of the Registrant, as amended(1)
  4.1    Specimen Stock Certificate for Registrant's Common Shares(2)
  5.1*   Opinion of Wilson Sonsini Goodrich & Rosati, Professional Corporation regarding the legality of securities being registered
  8.1*   Opinion of Wilson Sonsini Goodrich & Rosati, a professional corporation regarding certain tax matters
  8.2*   Opinion of Campney & Murphy regarding certain tax matters
 10.1    Employee Incentive Share Purchase Option between the Registrant and Brinton E. Coxe dated as of December 23, 1992(3)
 10.2    Offer to Sub-Lease dated as of January 15, 1993 between the Registrant and T.M.
         Thomson and Associates, a division of Sandwell Inc., for premises located at 1006
         Government Street, Victoria, British Columbia, Canada(4)
 10.3    Stock Purchase Agreement between the Registrant, Mind F/X Inc. and the sole stockholder of Mind F/X Inc. dated as of June 30, 1993(5)
 10.4    License Agreement between the Registrant and Ripley Entertainment, Inc. dated as of
         September 7, 1993 (Portions omitted -- confidential treatment granted)(6)
 10.5    Letter Agreement between the Registrant and Allen M. Barr dated March 22, 1994, as amended by letter dated July 1, 1994(7)
 10.6    Letter Agreement between the Registrant and A. Renee Courington dated April 26,
         1993, as amended by letter dated July 29, 1994(8)
 10.7    Licensing Agreement between the Registrant and Journeyman 2, Inc., dated as of
         August 3, 1994 (Portions omitted -- confidential treatment requested)(9)

EXHIBIT
NUMBER                                       DESCRIPTION
------   ------------------------------------------------------------------------------------
 10.8    Security and Loan Agreement (Portions omitted -- confidential treatment requested),
         Addendum to Security and Loan Agreement (Portions omitted -- confidential treatment requested), General Security Agreement, Continuing Guarantee, between Sanctuary
         Woods Multimedia, Inc. and a bank, dated March 10, 1994; Stock Pledge Agreement between the Registrant and a bank, dated March 10, 1994; Warrant to Purchase Stock of the Registrant granted to a bank, dated March 10, 1995(10)
 10.9    Sub-Lease dated November 23, 1994 between the Registrant and Heublein, Inc., for premises located at 1825 South Grant Street, San Mateo, California 99402(11)
 10.10   Lease Agreement dated April 29, 1993 between the Registrant and Crossroads
         Associates, for premises located at 1825 South Grant Street, San Mateo, California
         94402, as amended by First Amendment of Lease dated February 22, 1994(12)
 10.11   Form of Director Indemnity Agreement(13)
 10.12   Form of Purchase Agreement for subscribing to the July 1995 private placement(14)
 10.13   Form of Warrant to Purchase Common Stock issued by the Company to the placement agent for the July 1995 private placement(15)
 10.14   Form of 10% Convertible Secured Debenture(16)
 10.15   Form of 10% Secured Debenture(17)
 10.16   Form of Warrant to Purchase Common Stock(18)
 10.17   Security Agreement dated as of February 28, 1996, by and between the Registrant and the Collateral Agent for Secured Debentures(19)
 10.18   Amendment to Loan Agreement between Sanctuary Woods Multimedia, Inc. and a bank, dated April 2, 1996 and related warrant(20)
 10.19   Third Amendment to Loan Agreement between Registrant and a bank dated August 15,
         1996 and related warrant(21)
 13.1*   Quarterly Report on Form 10-Q for the quarter ended December 31, 1996, filed pursuant to Section 13 of the Exchange Act.
 23.1*   Consent of Wilson Sonsini Goodrich & Rosati, professional corporation (contained in
         Exhibits 5.1 and 8.1)
 23.2*   Consent of Campney & Murphy (contained in Exhibit 8.2)
 23.3*   Consent of Chambers, Phillips & Co., Chartered Accountants
 23.4*   Consent of Deloitte & Touche, Chartered Accountants.
 23.5*   Consent of Deloitte & Touche LLP, Independent Auditors
 24.1*   Power of Attorney (see page II-5)
 27.1*   Financial Data Schedule
 99.1    Sanctuary Woods Multimedia Corporation 1995 Stock Option Plan(22)


---------------

  *  Filed previously.

 (1) Incorporated by reference to Exhibit 3.1 to Post-Effective Amendment No. 4 to Registrant's Registration Statement on Form F-1, filed June 23, 1994.

 (2) Incorporated by reference to Exhibit 4.1 to Registrant's Registration Statement on Form F-1, filed on November 12, 1993.

 (3) Incorporated by reference to Exhibit 2-B to Form 20 F/A.

 (4) Incorporated by reference to Exhibit 3-I to Form 20 F/A.

 (5) Incorporated by reference to Exhibit 10.21 to Registrant's Registration Statement on Form F-1, filed on November 12, 1993.

 (6) Incorporated herein by reference to Exhibit 10.22 to Registrant's Registration Statement on Form F-1, filed on November 12, 1993.

 (7) Incorporated by reference to Exhibit 10.32 to Registrant's Report on Form 10-K filed March 31, 1995.

 (8) Incorporated by reference to Exhibit 10.33 to Registrant's Report on Form 10-K filed on March 31, 1995.

 (9) Incorporated by reference to Exhibit 10.34 to Registrant's Report on Form 10-K filed on March 31, 1995.

(10) Incorporated herein by reference to Exhibit 10.35 Registrant's Report on Form 10-K filed on March 31, 1995.

(11) Incorporated by reference to Exhibit 10.36 to Registrant's Report on Form 10-K filed on March 31, 1995.

(12) Incorporated by reference to Exhibit 10.37 to Registrant's Report on Form 10-K filed on March 31, 1995.

(13) Incorporated by reference to Exhibit 10.38 to Registrant's Report on Form 10-K/A filed on October 26, 1995.

(14) Incorporated by reference to Exhibit 7.2 to Registrant's Report on Form 8-K dated February 14, 1995.

(15) Incorporated by reference to Exhibit 7.5 to Registrant's Report on Form 8-K dated February 14, 1995.

(16) Incorporated by reference to Exhibit 99.2 to Registrant's Report on Form 8-K dated March 8, 1996.

(17) Incorporated by reference to Exhibit 99.3 to Registrant's Report on Form 8-K dated March 8, 1996.

(18) Incorporated by reference to Exhibit 99.4 to Registrant's Report on Form 8-K dated March 8, 1996.

(19) Incorporated by reference to Exhibit 99.5 to Registrant's Report on Form 8-K dated March 8, 1996.

(20) Incorporated by reference to Exhibit 10.18 to Registrants Report on Form 10-K dated March 31, 1995.

(21) Incorporated by reference from Exhibit 10.20 to Registrant's Report on Form 10-K/A-3 filed January 16, 1997.

(22) Incorporated by reference from Exhibit 99.1 to Registrants Registration Statement on Form S-8 filed August 25, 1995.

     (b) Schedules. No supporting schedules have been included because they are not required.

ITEM 22.  UNDERTAKINGS.

     The undersigned Registrant hereby undertakes:

     (a) that prior to any public reoffering of the securities registered hereunder through use of a prospectus which is a part of this registration statement, by any person or party which is deemed to be an underwriter within the meaning of Rule 145(c), the issuer undertakes that such reoffering prospectus will contain the information called for by the applicable registration form with respect to reoffering by persons who may be deemed underwriters, in addition to the information called for by the other Items of the applicable form;

     (b) that every prospectus (i) that is filed pursuant to paragraph (a) immediately preceding, or (ii) that purports to meet the requirements of section 10(a)(3) of the Act and is used in connection with an offering of securities subject to Rule 415, will be filed as a part of an amendment to the registration statement and will not be used until such amendment is effective, and that, for purposes of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof;

     (c) to respond to requests for information that is incorporated by reference into the prospectus pursuant to Items 4, 10(b), 11, or 13 of the Form, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the effective date of the registration statement through the date of responding to the request;

     (d) to supply by means of a post-effective amendment all information concerning a transaction, and the Company being acquired involved therein, that was not the subject of and included in the registration statement when it became effective;

     (e) Insofar as indemnification of the Company for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Company, pursuant to the foregoing provisions or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of their respective counsel the matter has been settled by a controlling precedent and subject to possible conflict of laws questions involving Canadian corporation law, submit to a court of appropriate jurisdiction the question whether such indemnification by them is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     The undersigned Registrant hereby undertakes:

     (a) To file during any period in which offers or sales are made, a post-effective amendment to this registration statement:

          (i) To include any prospectus required by section 10(a)(3) of the Securities Act of 1933;

          (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate represent a fundamental change in the information set forth in the registration statement;

          (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

     (b) That for the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (c) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     The undersigned registrant hereby undertakes that:

     (a) For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the registration pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective.

     (b) For the purposes of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Amendment Number 4 to Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized in the City of San Mateo, California on March 11, 1997.


                                          SANCTUARY WOODS MULTIMEDIA
                                          CORPORATION,

                                          By: /s/     CHARLOTTE J. WALKER

                                            ------------------------------------
                                                    Charlotte J. Walker
                                               Chairman, President and Chief
                                                      Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, this Amendment Number 2 to Registration Statement on Form S-4 has been signed by the following persons in the capacities and on the dates indicated.


                  SIGNATURE                                 TITLE                    DATE
---------------------------------------------  -------------------------------  --------------
           /s/ CHARLOTTE J. WALKER             Chairman, President and Chief    March 11, 1997
---------------------------------------------    Executive Officer and
             Charlotte J. Walker                 Director (Principal Executive
                                                 Officer)

            /s/ PETER C. NICHTER*              (Principal Financial Officer     March 11, 1997
---------------------------------------------    and Principal Accounting
              Peter C. Nichter                   Officer)

            /s/ N. JOHN CAMPBELL*              Director                         March 11, 1997
---------------------------------------------
              N. John Campbell

            /s/ GRANT N. RUSSELL*              Director                         March 11, 1997
---------------------------------------------
              Grant N. Russell

        *By: /s/ CHARLOTTE J. WALKER
---------------------------------------------
             Charlotte J. Walker
              Attorney-in-fact

                               INDEX TO EXHIBITS

EXHIBIT
 NO.                                    DESCRIPTION
------
  3.1    Memorandum and Articles of the Registrant, as amended(1)..................
  4.1    Specimen Stock Certificate for Registrant's Common Shares(2)..............
  5.1*   Opinion of Wilson Sonsini Goodrich & Rosati, Professional Corporation
         regarding the legality of securities being registered.....................
  8.1*   Opinion of Wilson Sonsini Goodrich & Rosati, a professional corporation regarding certain tax matters
  8.2*   Opinion of Campney & Murphy regarding certain tax matters
 10.1    Employee Incentive Share Purchase Option between the Registrant and
         Brinton E. Coxe dated as of December 23, 1992(3)..........................
 10.2    Offer to Sub-Lease dated as of January 15, 1993 between the Registrant and
         T.M. Thomson and Associates, a division of Sandwell Inc., for premises located at 1006 Government Street, Victoria, British Columbia,
         Canada(4).................................................................
 10.3    Stock Purchase Agreement between the Registrant, Mind F/X Inc. and the sole stockholder of Mind F/X Inc. dated as of June 30, 1993(5)............
 10.4    License Agreement between the Registrant and Ripley Entertainment, Inc.
         dated as of September 7, 1993 (Portions omitted -- confidential treatment granted)(6)...............................................................
 10.5    Letter Agreement between the Registrant and Allen M. Barr dated March 22,
         1994, as amended by letter dated July 1, 1994(7)..........................
 10.6    Letter Agreement between the Registrant and A. Renee Courington dated
         April 26, 1993, as amended by letter dated July 29, 1994(8)...............
 10.7    Licensing Agreement between the Registrant and Journeyman 2, Inc., dated as of August 3, 1994 (Portions omitted -- confidential treatment requested)(9).............................................................
 10.8    Security and Loan Agreement (Portions omitted -- confidential treatment requested), Addendum to Security and Loan Agreement (Portions
         omitted -- confidential treatment requested), General Security Agreement,
         Continuing Guarantee, between Sanctuary Woods Multimedia, Inc. and a bank, dated March 10, 1994; Stock Pledge Agreement between the Registrant and a bank, dated March 10, 1994; Warrant to Purchase Stock of the Registrant
         granted to a bank, dated March 10, 1995(10)...............................
 10.9    Sub-Lease dated November 23, 1994 between the Registrant and Heublein,
         Inc., for premises located at 1825 South Grant Street, San Mateo,
         California 99402(11)......................................................
 10.10   Lease Agreement dated April 29, 1993 between the Registrant and Crossroads
         Associates, for premises located at 1825 South Grant Street, San Mateo,
         California 94402, as amended by First Amendment of Lease dated February
         22, 1994(12)..............................................................
 10.11   Form of Director Indemnity Agreement(13)..................................
 10.12   Form of Purchase Agreement for subscribing to the July 1995 private placement(14).............................................................
 10.13   Form of Warrant to Purchase Common Stock issued by the Company to the placement agent for the July 1995 private placement(15)...................
 10.14   Form of 10% Convertible Secured Debenture(16).............................
 10.15   Form of 10% Secured Debenture(17).........................................
 10.16   Form of Warrant to Purchase Common Stock(18)..............................
 10.17   Security Agreement dated as of February 28, 1996, by and between the
         Registrant and the Collateral Agent for Secured Debentures(19)............

EXHIBIT
 NO.                                    DESCRIPTION
 10.18   Amendment to Loan Agreement between Sanctuary Woods Multimedia, Inc. and a bank, dated April 2, 1996 and related warrant(20).........................
 10.19   Third Amendment to Loan Agreement between Registrant and a bank dated
         August 15, 1996 and related warrant(21)...................................
 13.1*   Quarterly Report on Form 10-Q for the quarter ended December 31, 1996, filed pursuant to Section 13 of the Exchange Act..........................
 23.1*   Consent of Wilson Sonsini Goodrich & Rosati, professional corporation
         (contained in Exhibits 5.1 and 8.1)
 23.2*   Consent of Campney & Murphy (contained in Exhibit 8.1)....................
 23.3*   Consent of Chambers, Phillips & Co., Chartered Accountants................
 23.4*   Consent of Deloitte & Touche, Chartered Accountants.......................
 23.5*   Consent of Deloitte & Touche LLP, Independent Auditors....................
 24.1*   Power of Attorney (see page II-5).........................................
 27.1*   Financial Data Schedule...................................................
 99.1    Sanctuary Woods Multimedia Corporation 1995 Stock Option Plan(22).........


---------------

* Filed previously.

 (1) Incorporated by reference to Exhibit 3.1 to Post-Effective Amendment No. 4 to Registrant's Registration Statement on Form F-1, filed June 23, 1994.

 (2) Incorporated by reference to Exhibit 4.1 to Registrant's Registration Statement on Form F-1, filed on November 12, 1993.

 (3) Incorporated by reference to Exhibit 2-B to Form 20 F/A.

 (4) Incorporated by reference to Exhibit 3-I to Form 20 F/A.

 (5) Incorporated by reference to Exhibit 10.21 to Registrant's Registration Statement on Form F-1, filed on November 12, 1993.

 (6) Incorporated herein by reference to Exhibit 10.22 to Registrant's Registration Statement on Form F-1, filed on November 12, 1993.

 (7) Incorporated by reference to Exhibit 10.32 to Registrant's Report on Form 10-K filed March 31, 1995.

 (8) Incorporated by reference to Exhibit 10.33 to Registrant's Report on Form 10-K filed on March 31, 1995.

 (9) Incorporated by reference to Exhibit 10.34 to Registrant's Report on Form 10-K filed on March 31, 1995.

(10) Incorporated herein by reference to Exhibit 10.35 Registrant's Report on Form 10-K filed on March 31, 1995.

(11) Incorporated by reference to Exhibit 10.36 to Registrant's Report on Form 10-K filed on March 31, 1995.

(12) Incorporated by reference to Exhibit 10.37 to Registrant's Report on Form 10-K filed on March 31, 1995.

(13) Incorporated by reference to Exhibit 10.38 to Registrant's Report on Form 10-K/A filed on October 26, 1995.

(14) Incorporated by reference to Exhibit 7.2 to Registrant's Report on Form 8-K dated February 14, 1995.

(15) Incorporated by reference to Exhibit 7.5 to Registrant's Report on Form 8-K dated February 14, 1995.

(16) Incorporated by reference to Exhibit 99.2 to Registrant's Report on Form 8-K dated March 8, 1996.

(17) Incorporated by reference to Exhibit 99.3 to Registrant's Report on Form 8-K dated March 8, 1996.

(18) Incorporated by reference to Exhibit 99.4 to Registrant's Report on Form 8-K dated March 8, 1996.

(19) Incorporated by reference to Exhibit 99.5 to Registrant's Report on Form 8-K dated March 8, 1996.

(20) Incorporated by reference to Exhibit 10.18 to Registrants Report on Form 10-K dated March 31, 1995.

(21) Incorporated by reference from Exhibit 10.20 to Registrant's Report on Form 10-K/A-3 filed January 16, 1997.

(22) Incorporated by reference from Exhibit 99.1 to Registrants Registration Statement on Form S-8 filed August 25, 1995.